Trans Energy, Inc.
Oil and Gas Exploration and Development

Whipkey Drilling Pad, Marshall County, West Virginia Exhibit 99.1

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Disclaimer
This presentation contains “forward-looking statements” within the meaning of section 21E of the United States Securities Exchange
Act of 1934, as amended (the “Exchange Act”) which represent our expectations or beliefs about future events. These statements can be identified generally by forward-looking words such as “expect”, “believe”, “anticipate”, “plan”, “intend”, “estimate”, “may”, “will”
or similar words. Forward-looking statements are statements about the future and are inherently uncertain, and our actual achievements or other future events or conditions may differ materially from those reflected in the forward-looking statements due to a variety of risks, uncertainties and other factors, including, without limitation, those described in Item 1A of the company’s annual report on form 10-K for the year ended December 31, 2011 under the heading, “Risk Factors”, and elsewhere in the annual report and our filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to:
1. The risks of the oil and gas industry, such as operational risks in exploring for, developing and producing crude oil and natural gas;
2. market demand; 3. risks and uncertainties involving geology of oil and gas deposits; 4. the uncertainty of reserves estimates and reserves life; 5. the uncertainty of estimates and projections relating to production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; 6. fluctuations in oil and gas prices, foreign currency exchange rates and interest rates; 7. health, safety and environmental risks; 8. uncertainties as to the availability and cost of financing; 9. the possibility that government policies or laws may change or governmental approvals may be delayed or withheld;
10. other sections of this presentation may include additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-
looking statements.
Our forward-looking statements contained in this presentation are made as of the respective dates set forth in this presentation. Such forward-looking statements are based on the beliefs, expectations and opinions of management as of the date the statements are made. We do not intend to update these forward-looking statements. For the reasons set forth above, investors should not place undue reliance on forward-looking statements.
Readers are encouraged to read our December 31, 2011 Annual Report on Form 10-K and any and all of our other documents filed with the SEC regarding information about Trans Energy, Inc. for meaningful cautionary language in respect of the forward-looking statements herein. Interested persons are able to obtain copies of filings containing information about Trans Energy, Inc., without charge, at the SEC’s internet site
(http://www.sec.gov).

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

About Trans Energy
Company Overview
9/30/2012
LTM Revenue $9.9 million
Net Debt (as of 9/30/2012) $41.4 million
Recent Stock Price (TENG) $2.15
Shares Outstanding (11/9/2012) 13.2 million
Market Capitalization $28.3 million
Enterprise Value $69.7 million
Trans Energy: (OTCBB: TENG)
Pure Play Marcellus Shale
Proved Reserves: 49.5 Bcfe
(9/20/2012 Wright & Co. - Marcellus only)
Recent Daily Production: 12,790 Mcfe
52-Week Range: $1.26 - $3.00
3-Month Avg. Daily Volume – 2,100 Shares
Shares Outstanding: 13.2 Million
Market Capitalization: $28.3 million
Experienced Management Team
Selected Financial Information

Area of Operation

Wet Gas
Dry Gas

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Why Invest in Trans Energy?

Marcellus Shale Pure Play 63,500 gross acres in core of the Marcellus Shale
Utica Shale potential
Upper Devonian upside potential
High-BTU, liquid-rich focus
$1.50 per MMBtu breakeven gas price
Extensive Organic Drilling Inventory 400 + potential drilling locations (178 ready to drill today)
3+ Tcfe gross upside potential (including JV & royalty partners)
Significant portion of acreage HBP (approx. 2/3)
Off-take agreements totaling up to 45,000 MMBtu per day
Improved Financials $50 million credit facility funded near term drilling program
Experienced Management w/ Technical Expertise More than 200 years combined management experience
Well-funded joint development partner has geologic /
engineering team
Marcellus Shale pure play
Predictable and repeatable inventory
Prominent land position with strong upside
potential
Trades at a significant discount to NAV
Experienced Management Team

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Corporate Strategy -
Prove Acreage / Add Drillable Locations
Consolidate acreage surrounding legacy positions in the core of the Marcellus
Marshall, Wetzel, Marion and Tyler counties
Building upon local presence – a West Virginia company
Drill to turn highly prospective acreage into 3P reserves
Secure and maintain land position via leasehold rights
Grow production and reserves / monetize assets

Marcellus Overview
Majority of Company acreage
located in wet gas window
NGL yields in the 1.4 – 1.9 gallons per mcf
range
Ft. Beeler processing plants provide 320
MMcf/day throughput capacity
Condensate and NGLs provide
$1.00 - $2.00 pricing uplift
vs. dry gas
$1.50 per MMBtu breakeven
natural gas price (with NGLs @
50% WTI price)
Low-cost, highly predictable and
repeatable play
In Trans Energy’s area of
operation, the Marcellus shale is
approximately 50 – 100 feet thick

Trans Energy Area
of Operation
Dry
Gas
Wet
Gas

CONSOL ENERGY
Chevron
ASD
RANGE RESOURCES
Marshall
GASTAR
Chesapeake ENERGY
EQT
CONSOL ENERGY
STONE
Monongalia
ENERGY
EQT
STONE
ASD
MAGNUM HUNTER RESOURCES CORPORATION
ANTERO RESOURCES
ASD
Marion
XTO ENERGY
Tyler
Pleasants
ASD
Doddridge
ANTERO RESOURCES
XTO ENERGY

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Competitive Market Position 7 Marcellus Well Permits (thru Sept 20, 2012*) Marion: 60 Marshall: 139 Tyler: 22 Wetzel: 150 *Permit data acquired from WV Geologic Survey

792 ac.
7,499 ac.
15,116 ac.
Held by Production
Leased - Term
Mineral Right - Purchased

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Current Marcellus Acreage
Significant Marcellus acreage that
is held by shallow well production
Approximately 350 horizontal well
locations from HBP acreage alone
Primary term leased acreage can
generally be held by production
from shallow vertical or Marcellus
horizontal wells
Current drilling program
supplemented with selective
shallow drilling will HBP all strategic
acreage with near term lease
expirations over the next two years
Significant amount of acreage is
also prospective for the Utica shale

Acreage Breakdown – 23,407 Net acres

Reserves and Resources
Trans Energy has exposure to more than 3 Tcfe of Marcellus resource potential
More than 400 potential drilling locations (178 ready to drill today)
EUR per well of 1.2 – 2.0 Bcfe /1000’ of lateral

9/20/12 SEC Reserve Summary
(1)
(1) Based on Proved Reserve Bcfe values for ASD from the 09/20/2012 SEC reserve report prepared by independent reserve engineer Wright & Company, Inc.
Trans Energy has 2.53 Bcfe of PDP reserves associated with shallow assets that are not included in the above figures.
Proved Reserve Mix
(1)
Proved Reserve Category Mix
(1)
Oil
Gas
NGL
PUD
PDP/PDNP
($ in millions) Oil
(MMbbl)
Gas
(Bcf)
NGL
(MMbbl)
Total
(Bcfe)
% of
total Total PV10%
PDP/PDNP 0.0079 20.792 0.816 25.733 51.9% $91.5 $38.6
PUD 0.0091 18.705 0.831 23.747 48.1% $64.5 $14.9
Total Proved
0.0171 39.499 1.657 49.545 $157.7 $54.2
PROBABLE
(2)
0.0648 220.743 7.699 267.329 $672.6 $83.4
- 0.22%
-
79.7%
- 20.1%
- 48.1%
- 51.9%
(2) Approximately 1/3 of the Non-proved Reserves shown above have been designated as “Probable” due to funding limitations.

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Net Reserves and Resources

BCFE
3
rd
Party Engineered Probable
Reserves Disclosed for 1
st
Time
0.00
50.00
100.00
150.00
200.00
250.00
300.00
350.00
January 1, 2012 July 1, 2012 September 20, 2012
Probable
PUD
PDP/PDNP

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Wet Gas Provides Positive Economics
$3.70 NYMEX Equals $4.78/MCF Wellhead Price
• $3.70 / MMBTU NYMEX Henry Hub
• $85 NYMEX WTI

Natural Gas Natural Gas Liquids Condensate
Production Breakdown
.84 MCF 1.6 Gallons/MCF .00212 BBLS/MCF
Gross Realized Price by Product
$3.49 net
(1)(2)
$1.16 net
(3)(4)(5)
$0.13 net
(6)
Total Realized Price per 1 MCF
$4.78/MCF
Gathering, Transportation and
Processing
($0.75/MCF)
Net Realized Price per 1 MCF
$4.03/MCF
1. $0.02 premium to NYMEX Henry Hub
2. 1.116 MMBTU/mcf residue BTU factor
3. 40% NYMEX WTI per NGLs
4. 42 gal/bbl conversion factor
5. 90% NGLs
6. WTI less $26.00 for Appalachian Light Sweet
One mcf Natural Gas via Wellhead Production

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Experienced Management Team

Steve Lucado
Chairman of the Board
Director since 2011
More than 18 years professional financial experience, including E&P CFO experience
Bachelor of Arts Degree Harvard University, MBA, University of Chicago
John Corp
President & Director
Director since 2005 and President since June 2010
More than 25 years drilling, production and operations experience
Received a Bachelor of Science Degree in Petroleum Engineering from Marietta
College
John Tumis
Chief Financial Officer
Chief Financial Officer of Trans Energy since April 2011
More than 25 years experience in financial and strategic business planning in the oil and natural gas industry
Received a Bachelor of Science Degree from Ohio Northern University and is a certified public accountant
Leslie Gearhart
Vice President of Operations
& General Secretary
Vice President of Operations and General Secretary
Has more than 25 years of experience in the oil and gas industry in the Appalachian
Basin
Graduated with a Bachelor of Science Degree in Petroleum Engineering from
Marietta College

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Joint Development Partner: Republic Energy
Republic is a privately held Dallas-based E&P company
Technical team has 200+ years combined industry
experience
Former VP Geology and Head of Completion Operations for North Texas
from Mitchell Energy Corporation
Mitchell was the cutting edge Barnett player – wrote the book on shale fracing
Focused on assets in the JV with Trans Energy
Equity financing from Energy Trust Partners (an affiliate of
Energy Spectrum) and Wells Fargo

Quarterly 8/8ths Production (Mmcfe)
3,000
2,500
2,000
1,500
1,000
500
-
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Total MMCFE

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Horizontal Marcellus Production History 14

Horizontal Decline Curve

Projected Horizontal Well Results
Reserves per well: 7.6 Bcfe
IP Rates: 5.7 MMcfe/d
Percent Liquids: 20%
Gross cost per well: $7.0MM
Average Lateral Length: 4000'
IRR(1): 25%
Breakeven Gas Price(2): $1.50 per MMBtu
MMcfe/d
0
1
2
3
4
5
6
7
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Years

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Marshall County Well Performance
(1) Based on realized prices of $90 per barrel Oil, realized NGL prices of $45 per barrel and
$3.00 natural gas price.
(2) Realized $90 per barrel oil and realized NGL prices of $45 per barrel held constant.

NGL 40% WTI
NGL 50% WTI
NGL 60% WTI
Projected Horizontal Well
Reserves per well: 7.6 Bcfe
IP Rates: 5.7 MMcfe/d
Percent Liquids: 20%
WTI Price/Bbl: $90
60%
50%
40%
30%
20%
10%
0%
IRR
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
$2.75
$3.00
$3.25
$3.50
$3.75
$4.00
$4.25
$4.50
$4.75
$5.00
Natural Gas Price ($ per MMBtu)

Trans Energy, Inc. OTCBB: TENG

Marshall County Well Performance 16 IRR vs. Price of Gas

50
Marshall
25
125
100
75
Monongalia
50
Wetzel
Marion
Tyler
Pleasants
Doddridge
Harrison
Taylor
Ritchie

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Marshall County: Drilled Marcellus Wells
JV has 12,698 gross acres of leased and owned minerals
12 wells drilled & fraced, 1 well drilled waiting on frac
Average 30-day IP of 4.1 MMcfe/d
20% Oil/NGLs
4,500’ Average lateral length
Average EUR / 1000’ lateral
of 1.55 Bcfe
4.5 Frac Stages/1000' lateral
Drill time of 35 days spud
to rig release
44 remaining liquids-rich
locations in these units

50
Marshall
25
125
75
100
Monongalia
50
Wetzel
Marion
Tyler
Pleasants
Doddridge
Harrison
Taylor
Ritchie

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Wetzel County:  Drilled Marcellus Wells
JV has 27,853 gross acres
of leased and owned
minerals
5 wells drilled & fraced
4.5 Frac Stages/1000’ lateral
Drill time of 35 days spud to rig
release
86 ready to drill locations

Goshorn 1H and 2H
Ohio
50
Marshall
25
125
Dewhurst 110H and 111H
Anderson 5H and 7H
75
100
50
Wetzel
Monongalia
Marion
Tyler
Preston
Pleasants
Doddridge
Harrison
Taylor
Ritchie
Barbour

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

IP Rates – Recent Marcellus Completions

Goshorn 1H (4,829 ft lateral)
Turned On May 2012
1   30 day Production 3,596 MCFE/D
1 60 day Production 3,242 MCFE/D
1 90 day Production 3,039 MCFE/D
Goshorn 2H (4,763 ft lateral)
Turned On June 2012
1   30 Day Production 5,002 MCFE/D
1   60 Day Production 4.473 MCFE/D
1   90 day Production 4,128 MCFE/D
Dewhurst 110H (4,284 ft lateral)
Turned on September 2012
1   30 Day Production 7,173 MCFE/D
1   60 Day Production 6,359 MCFE/D
Dewhurst 111H (5,188 ft lateral)
Turned on September 2012
1   30 Day Production 8,637 MCFE/D
1   60 Day Production 7,607 MCFE/D
Anderson 5H (5,470 ft lateral)
Turned on October 2012
1   30 Day Production 9,637 MCFE/D
Anderson 7H (4,980 ft lateral)
Turned on October 2012
1   30 Day Production 7,095 MCFE/D
st
st
st
st
st
st
st
st
st
st
st
st

HORIZONTAL MARCELLUS WELLS
Completed:
Anderson 5H, 7H
Dewhurst 110H, 111H
Doman 1H, 2H
Goshorn 1H, 2H
Groves 1H
Hart 28H
Keaton 1H
Lucey 1H, 2H
Stout 2H
Whipkey 1H, 2H, 3H
Drilled, waiting on Frac:
Martinez 1H (1Q 2013)
Scheduled to Drill:
Beaty 1H, 2H
Freeland 1H, 2H
Graff 1H, 2H
Jackman 1H, 2H
Whipkey
Groves
Keaton
Lucey
Doman
Martinez
Stout
Goshorn
Marshall
Monongalia
Wetzel
Marion
Tyler
Graff
Jackman
Pleasants
Doddridge
Harrison
Taylor
Ritchie

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Drilling Program – Recap 15 wells on line 2 Doman wells fraced and go on line in Dec. Martinez well drilled waiting on fracing 2013 Drilling Program Marion Tyler 20

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Marion & Tyler Counties 21 …THE NEXT STEP…

Marshall
25
50
125
75
100
Monongalia
50
Wetzel
Marion
Tyler
Pleasants
Doddridge
Harrison
Taylor
Ritchie

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Marion County
JV has 18,179 gross acres of leased and
owned minerals
Total number of potential wells: 117
Total number of wells that could be
drilled today (pending permits):  19
2013 Drilling Program:  4 wells

Marion County
Marion County

50
Marshall
25
125
75
100
50
Monongalia
Wetzel
Marion
Tyler
Pleasants
Doddridge
Harrison
Taylor
Ritchie

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Tyler County
JV has 4,000 gross acres of leased
and owned minerals
Total number of potential wells:  47
Total number of wells that could be
drilled today (pend. permits): 36
2013 Drilling Program:  4 wells

Tyler County
Tyler County

Horizontal Marcellus Wells
TETCO Pipeline
Williams Pipeline
Proposed - Williams Pipeline
Proposed - M3 Pipeline
Marshall
Wetzel
Monongalia
Marion
Tyler
Pleasants
Doddridge
Harrison
Taylor
Ritchie

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Gas Off-Take (Williams & Momentum 3)
20-year gas gathering agreement
with Williams for up to 45,000
MMBTU / day
90,000 MMBTU / day including
Republic capacity
Williams committed to provide off-
take for all wells to be drilled
Access to the TETCO, Columbia and
Dominion lines
Marshall and Wetzel County wells feed
into TETCO
Ft. Beeler cryogenic processing
facility started up in 2Q 2011
NGL yields up to 1.4 – 1.9 gal/mcf
Second facility just started
Moundsville fractionation plant online
November 12
Momentum 3 will provide
transportation in Marion County

th

Net Asset Value

Trading at significant discount to net asset value (NAV)
Trans Energy (1)
Sum-of-Parts NAV
Category Low High Low High Low High
9/20/2012 Proved Reserves 49.55 Bcfe $1.00 $3.00 $49,550,000 $148,650,000 $3.77 $11.30
45 Other Current drilling locations from existing pads (2, 3) 128 Bcfe $1.00 $3.00 $128,250,000 $384,750,000 $9.75 $29.24
133 Current drilling locations from new pads (2, 3) 379 Bcfe $0.25 $0.75 $94,762,500 $284,287,500 $7.20 $21.61
Undeveloped Acreage:
Marcellus 8,000 Net acres $1,000 $5,000 $8,000,000 $40,000,000 $0.61 $3.04
Utica 14,000 Net acres $0 $0 $0 $0 $0.00 $0.00
Upper Devonian 14,000 Net acres $0 $0 $0 $0 $0.00 $0.00
Less:
Net debt as of 9/30/12 ($41,449,700) ($41,449,700) ($3.15) ($3.15)
Total (pre ASD warrants) $239,112,800 $816,237,800 $18.17 $62.04
Total (post ASD warrants) $197,622,884 $662,208,509 $15.02 $50.33
Shares outstanding (4) 13,156,578 13,156,578
Notes
(1)  Figures below include only the assets in Trans Energy's 100% wholly-owned subsidiary, ASD; Figures do not reflect shallow well assets.
(2)  Assumes an average EUR of 7.6 Bcfe per well and an average NRI of 37.5%.
(3)  Current drilling locations defined as wells where:
(a) ASD currently controls 100% of the acreage required to drill each well
(b) The average lateral length on each pad site is at least 3,000 feet,
(c) Each well is on a pad site from which ASD can currently drill at least two such wells, and
(d) Each pad site has been surveyed, and a judgment has been made that the topography will support the pad site
(4)  Does not reflect potenital dilution due to outstanding options.
Unit Value Total Value Value Per Share

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Why Invest in Trans Energy?

Marcellus Shale Pure Play
63,500 gross acres in core of the Marcellus Shale
Utica Shale potential
Upper Devonian upside potential
High-BTU, liquid-rich focus
$1.50 per MMBtu breakeven natural gas price
Extensive Organic Drilling
Inventory w/ Large Acreage
Position
400 + potential drilling locations
3+ Tcfe upside potential (including JV and royalty partners)
Significant portion of acreage HBP (approx. 2/3)
Off-take agreements totaling up to 45,000 MMBtu per day
Improved Financials
$50 million credit facility funded near term drilling program
Experienced Management w/
Technical Expertise
More than 200 years combined management experience
Well-funded joint development partner has geologic / engineering team

Trans Energy, Inc.
Oil and Gas Exploration and Development

A P P E N D I X Doman Drilling Pad, Marshall County, West Virginia

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Overview of Recent Corporate Reorganization
The new credit facility involved a reorganization of the operating subsidiaries and assets of Trans Energy
Below summarizes the movement of significant assets in the corporate reorganization:

Trans Energy will continue to perform all accounting
and processing of mineral owner royalty payments
for Prima / shallow wells
Notes
Trans Energy, Inc. and Subsidiaries
21,739 net Marcellus acres
112 active shallow wells
Interest in 14 Marcellus wells
Office equipment and Corporate Functions
25,683 net acres (shallow rights)
Trans Energy, Inc. and Wholly Owned Subsidiaries:
Office equipment and Corporate Functions
Wells
112 active shallow wells
Acreage rights to drill shallow (not leases)
25,683 net acres
American Shale Development, Inc. (“ASD”):
Acreage Leases (All zones below the top of the
Rhinestreet Formation)
21,739 net acres
Interest in 14 producing Marcellus wells
Before Reorganization After Reorganization

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Marcellus BTU Content By County
Marshall, Wetzel, and Tyler counties have high BTU content with significant liquids potential
Marion County is dry gas

Well Well Type BTU/SCF (Dry) BTU/SCF (Saturated)
Marshall County
Lucey Pad
Horizontal
1,237
1,216
Doman Pad
Horizontal
1,190
1,170
Keaton #1H
Horizontal
1,238
1,216
Groves #1H
Horizontal
1,218
1,198
Stout #2H
Horizontal
1,186
1,165
Whipkey Pad
Horizontal
1,212
1,193
Goshorn Pad
Horizontal
1,207
1,187
Wetzel County
Hart #20
Horizontal
1,197 1,177
Dewhurst #50
Vertical
1,119
1,100
Dewhurst 110 Pad
Vertical
1,181
1,163
Dewhurst #73
Horizontal
1,090
Marion County
Blackshere #101
Vertical
1,073 1,020
@14.73 (PSIA)
Anderson Pad
Horizontal
1,156
1,124
Vertical
Hart #28H
1,115
1,072

100%
80%
60%
40%
20%
0%
Shrink
2.50
2.00
1.50
1.00
0.50
-
Gallons/Mcf
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12

	Sep-10	Oct-10	Nov-10	Dec-10	Jan-11	Feb-11	Mar-11	Apr-11	May-11	Jun-11	Jul-11	Aug-11	Sep-11	Oct-11	Nov-11	Dec-11	Jan-12	Feb-12	Mar-12	Apr-12	May-12	Jun-12	Jul-12	Aug-12	Sep-12
Shrink	94%	89%	89%	82%	91%	92%	95%	89%	89%	88%	81%	82%	80%	87%	94%	85%	91%	84%	80%	87%	84%	81%	83%	77%	73%
GAL/MCF	0.4	0.2	0.3	0.0	0.3	0.2	0.3	0.8	1.2	0.8	1.6	1.4	1.7	1.7	1.6	1.6	1.5	1.4	1.3	1.6	1.5	1.8	1.28	2.02	1.49

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Shrink and Gallons/MCF Correlation 30

Republic Energy Ventures, LLC
Trans Energy, Inc. (OTCBB: TENG)
Lender Parent
7. Overhead Support
100% Ownership
5. Contract Operator Agreement
Republic Energy Operating, LLC (REO)
3. AJDA
4. JOA
American Shale Development, Inc. (ASD)
Lender Subsidiary
6. Administrative Services
1. Credit Agreement
2. Warrant(1)

Trans Energy, Inc. Oil and Gas Exploration and Development
OTCBB: TENG

Overview of ASD Entity 31 (1) Upon execution of its warrants, Lender will own 19.5% of ASD

Public & Management Shareholders
Republic Management & Energy Trust Partners
Trans Energy, Inc.
Shallow Conventional Acreage Rights
Contract Operator to REO
Republic Energy Operating
100%(1)
Technical Expertise & Admin Services
American Shale Development
Utica (~26,000 net acres)
Marcellus & Other Upper Devonian(2)
(4,897 acres not in AJDA)
36-50%(3)
AJDA Marcellus & Other Upper Devonian Assets
63,500 Gross Acres in AMI
4 Vertical Marcellus Wells
17 Hz Marcellus Wells
1 Hz Marcellus Well waiting on frac (1Q 2013)
50-64%
Republic Energy Ventures & Affiliates

(1) Reflects Trans Energy's ownership of American Shale Development ("ASD") prior to potential dilution that could occur upon the exercise of the lenders' option for 19.5% of the stock of ASD.

(2) Includes acreage in Doddridge County that is outside of the AMI, plus approximately 4,500 acres in Wetzel County for which Republic has an option to obtain a 50% WI.

(3) Reflects Trans Energy's ownership of all assets within the AJDA, except for four horizontal Marcellus wellbores in which Trans Energy owns 5% WI prior to payout, and 10% WI after payout, per the terms of a farm out agreement with an unaffiliated third party. Trans Energy owns between a 36% WI and a 50% WI in AJDA gross acres.

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

AJDA Summary Trans Energy entered into an AJDA with Republic Energy during 2007 to develop its Marcellus acreage 32